UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2021

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 30, 2021, the Company held its 2021 Annual Meeting of Shareholders. At the meeting, the shareholders voted on (1) the election of ten directors nominated by the Board for one-year terms, (2) an advisory resolution to approve executive compensation, and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.
The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Sarah M. Barpoulis	79,378,538	549,558	87,773	11,161,776
Victor A. Fortkiewicz	79,246,999	669,305	99,565	11,161,776
Sheila Harnett-Devlin	78,646,152	1,283,366	86,351	11,161,776
G. Edison Holland Jr.	79,344,407	574,877	96,585	11,161,776
Sunita Holzer	79,228,508	698,713	88,648	11,161,776
Kevin M. O’Dowd	79,422,445	497,189	96,235	11,161,776
Christopher Paladino	79,353,183	567,016	95,670	11,161,776
Michael J. Renna	79,101,215	790,398	124,256	11,161,776
Joseph M. Rigby	79,288,217	630,494	97,158	11,161,776
Frank L. Sims	79,306,923	611,347	97,599	11,161,776

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Advisory Vote to Approve Executive Compensation	75,386,081	4,289,121	340,667	11,161,776

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2020	89,444,737	1,616,726	116,182	--

Item 9.01	Financial and Exhibits

Exhibit Index

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: May 6, 2021	/s/ Eric Stein
Eric Stein
Vice President and General Counsel